GOODWILL	12 Months Ended
Sep. 30, 2013
Goodwill
NOTE 15. GOODWILL

During the fourth quarter of fiscal 2013, the Company completed its annual impairment review of goodwill and indefinite-lived intangible assets. As a result of the impairment review performed, the Company recorded a non-cash impairment charge of approximately $19,425,346 for the fiscal year ended September 30, 2013 mainly consisted of a write-down of goodwill against the acquisition of UMeLook Holdings Limited.